================================================================================


                                                                     Exhibit 4.2
                              AMENDED AND RESTATED

                                 TRUST AGREEMENT


                                      among


                      FORD CREDIT AUTO RECEIVABLES TWO L.P.

                                  as Depositor,

                        THE BANK OF NEW YORK (DELAWARE),

                               as Delaware Trustee

                                       and

                              THE BANK OF NEW YORK,

                                as Owner Trustee




                             Dated as of May 1, 1999



================================================================================

                                TABLE OF CONTENTS


                                                                            Page

ARTICLE I                  DEFINITIONS AND USAGE


ARTICLE II        ORGANIZATION OF THE TRUST

   SECTION 2.1.   Name.........................................................2
   SECTION 2.2.   Offices......................................................2
   SECTION 2.3.   Purposes and Powers..........................................2
   SECTION 2.4.   Appointment of Owner Trustee.................................3
   SECTION 2.5.   Appointment of Delaware Trustee..............................3
   SECTION 2.6.   Capital Contribution of Owner Trust
                  Estate.......................................................4
   SECTION 2.7.   Declaration of Trust.........................................4
   SECTION 2.8.   Liability of the Depositor...................................5
   SECTION 2.9.   Title to Trust Property......................................6
   SECTION 2.10.  Situs of Trust...............................................6
   SECTION 2.11.  Representations and Warranties of the
                  Depositor....................................................6
   SECTION 2.12.  Federal Income Tax Matters...................................8


ARTICLE III       TRUST CERTIFICATES AND TRANSFER OF INTERESTS

   SECTION 3.1.   Initial Beneficial Ownership................................10
   SECTION 3.2.   Capital Accounts............................................10
   SECTION 3.3.   The Certificates............................................11
   SECTION 3.4.   Authentication of Certificates..............................11
   SECTION 3.5.   Registration of Certificates; Transfer
                  and Exchange of Certificates................................12
   SECTION 3.6.   Mutilated, Destroyed, Lost or Stolen
                  Certificates................................................19
   SECTION 3.7.   Persons Deemed Owners of Certificates.......................20
   SECTION 3.8.   Access to List of Certificateholders'
                  Names and Addresses.........................................20
   SECTION 3.9.   Maintenance of Office or Agency.............................21
   SECTION 3.10.  Appointment of Certificate Paying Agent.....................21
   SECTION 3.11.  Certain Rights of Depositor.................................22


ARTICLE IV        ACTIONS BY OWNER TRUSTEE

   SECTION 4.1.   Prior Notice to Certificateholders with
                   Respect to Certain Matters.................................23
   SECTION 4.2.   Action by Certificateholders with
                   Respect to Certain Matters.................................24
   SECTION 4.3.   Action by Certificateholders with
                   Respect to Bankruptcy......................................24

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


  SECTION 4.4.  Restrictions on Certificateholders'
                Power.........................................................25
  SECTION 4.5.  Majority Control..............................................25


ARTICLE V                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

  SECTION 5.1.  Establishment of Certificate
                Distribution Account..........................................25
  SECTION 5.2.  Application of Trust Funds....................................26
  SECTION 5.3.  Method of Payment.............................................28
  SECTION 5.4.  No Segregation of Monies; No Interest.........................29
  SECTION 5.5.  Accounting and Reports to Noteholders,
                Certificateholders, Internal Revenue
                Service and Others............................................29
  SECTION 5.6.  Signature on Returns; Tax Matters
                Partner.......................................................30


ARTICLE VI        AUTHORITY AND DUTIES OF OWNER TRUSTEE

 SECTION 6.1.   General Authority.............................................30
 SECTION 6.2.   General Duties................................................31
 SECTION 6.3.   Action upon Instruction.......................................31
 SECTION 6.4.   No Duties Except as Specified in this
                Agreement or in Instructions..................................32
 SECTION 6.5.   No Action Except Under Specified
                Documents or Instructions.....................................33
 SECTION 6.6.   Restrictions..................................................33


ARTICLE VII       REGARDING THE OWNER TRUSTEE

 SECTION 7.1.   Acceptance of Trusts and Duties...............................34
 SECTION 7.2.   Furnishing of Documents.......................................36
 SECTION 7.3.   Representations and Warranties................................36
 SECTION 7.4.   Reliance; Advice of Counsel...................................37
 SECTION 7.5.   Not Acting in Individual Capacity.............................38
 SECTION 7.6.   Owner Trustee Not Liable for
                Certificates or Receivables...................................38
 SECTION 7.7.   Co-Trustees May Own Certificates and
                Notes.........................................................39


ARTICLE VIII               COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

 SECTION 8.1.  Owner Trustee's Fees and Expenses..............................39
 SECTION 8.2.  Indemnification................................................40
 SECTION 8.3.  Payments to Co-Trustees........................................40


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


ARTICLE IX        TERMINATION

  SECTION 9.1.     Termination of Trust Agreement............................41
  SECTION 9.2.     Dissolution upon Insolvency or
                   Dissolution of Depositor or General
                   Partner...................................................43
  SECTION 9.3.     Prepayment of Certificates................................44


ARTICLE X        SUCCESSOR OWNER TRUSTEES AND ADDITIONAL
                 OWNER TRUSTEES

  SECTION 10.1.    Eligibility Requirements for Owner
                   Trustee...................................................46
  SECTION 10.2.    Resignation or Removal of Owner Trustee
                   or the Delaware Trustee...................................46
  SECTION 10.3.    Successor Owner Trustee or Delaware
                   Trustee...................................................48
  SECTION 10.4.    Merger or Consolidation of Owner Trustee
                   or Delaware Trustee.......................................49
  SECTION 10.5.    Appointment of Co-Trustee or Separate
                   Trustee...................................................49
  SECTION 10.6.    Compliance with Business Trust Statute....................51


ARTICLE XI        MISCELLANEOUS

  SECTION 11.1.    Supplements and Amendments................................51
  SECTION 11.2.    No Legal Title to Owner Trust Estate in
                   Certificateholders........................................53
  SECTION 11.3.    Limitation on Rights of Others............................54
  SECTION 11.4.    Notices...................................................54
  SECTION 11.5.    Severability..............................................55
  SECTION 11.6.    Separate Counterparts.....................................55
  SECTION 11.7.    Successors and Assigns....................................55
  SECTION 11.8.    No Petition...............................................55
  SECTION 11.9.    No Recourse...............................................55
  SECTION 11.10.   Headings..................................................56
  SECTION 11.11.   Governing Law.............................................56
  SECTION 11.12.   Sale and Servicing Agreement
                   Obligations...............................................56






                                       iii

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

EXHIBIT A       [FORM OF CLASS C CERTIFICATE]................................A-1
---------

EXHIBIT B       [FORM OF CLASS D CERTIFICATE]................................B-1
---------

EXHIBIT C       [FORM OF INVESTMENT LETTER -
---------
                CLASS C CERTIFICATES]........................................C-1

EXHIBIT D       [FORM OF INVESTMENT LETTER -
---------
                CLASS D CERTIFICATES QUALIFIED
                INSTITUTIONAL BUYER].........................................D-1

EXHIBIT E       [FORM OF INVESTMENT LETTER -
---------
                CLASS D CERTIFICATES INSTITUTIONAL
                ACCREDITED INVESTOR].........................................E-1

EXHIBIT F       FORM OF RULE 144A TRANSFEROR
                CERTIFICATE - CLASS D CERTIFICATES...........................F-1

EXHIBIT G       [FORM OF CERTIFICATE OF TRUST]...............................G-1
---------

APPENDIX A      Definitions and Usage.......................................AA-1
----------


     AMENDED AND RESTATED TRUST AGREEMENT, dated as of May 1, 1999 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), among FORD CREDIT AUTO RECEIVABLES TWO L.P., a Delaware limited partnership, as Depositor, having its principal executive office at The American Road, Dearborn, Michigan 48121; THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation not in its individual capacity but solely as Delaware trustee under this Agreement (the "Delaware Trustee"), having its principal corporate trust office at White Clay Center, Route 273, Newark, Delaware 19711; and THE BANK OF NEW YORK, a New York banking corporation (the "Bank"), not in its individual capacity but solely as trustee under this Agreement (in such capacity, the "Owner Trustee"), having its principal corporate trust office at 101 Barclay Street, Floor 12E, New York, New York 10286 for the purpose of establishing the Ford Credit Auto Owner Trust. Each of the Delaware Trustee and the Owner Trustee are referred to individually as a "Co-Trustee" and collectively as the "Co-Trustees".

     WHEREAS, the parties hereto intend to amend and restate that certain Trust Agreement, dated as of May 1, 1999, among the Depositor, the Delaware Trustee and the Owner Trustee, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Depositor, the Delaware Trustee and the Owner Trustee hereby agree as follows:


                                    ARTICLE I

                              DEFINITIONS AND USAGE

     Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

                            ORGANIZATION OF THE TRUST

     SECTION 2.1. Name. The Trust created hereby shall be known as "Ford Credit Auto Owner Trust 1999-B", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

     SECTION 2.2. Offices. The Delaware office of the Trust shall be in care of the Delaware Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Certificateholders and the Depositor. The New York office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of New York as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

     SECTION 2.3. Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture, and the Certificates pursuant to this Agreement, and to sell the Notes and the Certificates upon the written order of the Depositor;

          (ii) with the proceeds of the sale of the Notes and the Certificates, to fund the Reserve Account, to pay the organizational, start-up and transactional expenses of the Trust, and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

          (iii) to pay interest on and principal of the Notes and distributions on the Certificates;

          (iv) to Grant the Owner Trust Estate (other than the Certificate Distribution Account and the proceeds thereof) to the Indenture Trustee pursuant to the Indenture;

          (v) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders and the Certificateholders.

     The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

     SECTION 2.4. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.5. Appointment of Delaware Trustee. The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole and limited purpose of satisfying the requirement of Section 3807 of the Delaware Business Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto and the Certificateholders that the Delaware Trustee shall have none of the duties or liabilities of the Owner Trustee. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware which the Delaware Trustee is required to execute pursuant to Section 3811 of the Business Trust Statute, and the Delaware Trustee shall provide prompt notice to the Owner Trustee of its performance of any such acts. The parties hereto and the Certificateholders understand and agree that the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and liabilities, of the Owner Trustee. The Delaware Trustee shall not be liable for the acts or omissions of the Owner Trustee, the Depositor or the Trust. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Certificateholders, it is hereby understood and agreed by the other parties hereto and the Certificateholders that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Trust Agreement. The Delaware Trustee shall owe no fiduciary or other duties to the Trust or to the Depositor except as expressly provided for herein.

     SECTION 2.6. Capital Contribution of Owner Trust Estate. As of May 1, 1999, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee or the Delaware Trustee, promptly reimburse the Owner Trustee or the Delaware Trustee for any such expenses paid by the Owner Trustee or the Delaware Trustee. On the Closing Date, the Depositor shall convey to the Trust the Trust Property and the Owner Trustee shall convey to the Depositor the Notes and the Certificates.

     SECTION 2.7. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that (i) the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust and (ii) for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders and the Depositor and the Notes constituting indebtedness of the partnership. The parties agree that, unless otherwise re-quired by the appropriate tax authorities, the Depositor, on behalf of the Trust, will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. Together with the Delaware Trustee, the Owner Trustee has filed the Certificate of Trust with the Secretary of State.

     SECTION 2.8. Liability of the Depositor. (a) Notwithstanding Section 3803 of the Business Trust Statute, the Depositor in its capacity as the holder of the interests described in Section 3.11 shall be liable directly to, and will indemnify each injured party for, all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent that the assets of the Trust that would remain if all of the Notes were paid in full would be insufficient to pay any such losses, claims, damages, liabilities or expenses, or to the extent that such losses, claims, damages, liabilities and expenses in fact are not paid out of the Owner Trust Estate) that the Depositor would be liable for if the Trust were a partnership under the Limited Partnership Act in which the Depositor were a general partner; provided, however, that the Depositor shall not be liable to or indemnify Noteholders or Note Owners for any losses incurred by Noteholders or Note Owners in their capacity as holders of or beneficial owners of interests in limited recourse debt secured by the Owner Trust Estate or be liable to or indemnify Certificateholders for any losses incurred by the Certificateholders if such losses would nevertheless have been incurred if the Certificates were limited recourse debt secured by the Owner Trust Estate. In addition, any third-party creditors of the Trust, or the arrangement between the Depositor and the Trust (other than in connection with the obligations described in the preceding sentence for which the Depositor shall not be liable), shall be deemed third-party beneficiaries of this paragraph.

     (b) No Certificateholder other than the Depositor to the extent set forth in paragraph (a) of this Section 2.7, shall have any personal liability for any liability or obligation of the Trust.

     SECTION 2.9. Title to Trust Property. Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co- trustee and/or a separate trustee, as the case may be.

     SECTION 2.10. Situs of Trust. The Trust shall be administered in the State of New York. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Bank, the Delaware Trustee or the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The principal office of the Trust shall be in care of the Delaware Trustee in the State of Delaware. The Trust shall also have an office in care of the Owner Trustee in the State of New York.

     SECTION 2.11. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee and the Delaware Trustee that:

     (a) The Depositor is duly organized and validly existing as a limited partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) The Depositor is duly qualified to do business as a foreign limited partnership in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor.

     (d) This Agreement constitutes a legal, valid, and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

     (e) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Certificate of Limited Partnership or the Limited Partnership Agreement, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (f) There are no proceedings or investigations pending or, to the Depositor's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or Applicable Tax State franchise or income tax attributes, of the Notes and the Certificates.

          (g) The representations and warranties of the Depositor in Section 3.1 of the Purchase Agreement are true and correct.

          SECTION 2.12. Federal Income Tax Matters. The Certificateholders acknowledge that it is their intent and that they understand it is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income and franchise tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders and the Depositor will be treated as partners in that partnership. The Depositor hereby agrees and the Certificateholders by acceptance of a Certificate agree to such treatment and each agrees to take no action inconsistent with such treatment. For purposes of federal income, State and local income and franchise tax and any other income taxes each month:

               (a) amounts paid to any Certificateholder pursuant to Section 5.2(a)(i) shall be treated as a guaranteed payment within the meaning of Section 707(c) of the Code;

               (b) to the extent the characterization provided for in paragraph
          (a) of this Section 2.11 is not respected, gross ordinary income of the Trust for such month as determined for federal income tax purposes shall be allocated among the Certificate-holders of each Class of Certificates as of the Record Date occurring within such month, in proportion to their ownership of the Aggregate Certificate Balance on such date, in an amount up to the sum of (i) the Accrued Class C Certificate Interest or Accrued Class D Certificate Interest, as applicable, for such Class for such month, (ii) the portion of the market discount on the Receivables accrued during such month that is allocable to the excess, if any, of the aggregate Initial Certificate Balance of such class of Certificates over the initial aggregate issue price of such Class of Certificates and (iii) any amount expected to be distributed to the Certificateholders of such Class pursuant to Sections 4.6(c) and (d) of the Sale and Servicing Agreement (to the extent not previously allocated pursuant to this paragraph (b)) to the extent necessary to reverse any net loss previously allocated to Certificateholders of such Class (to the extent not previously reversed pursuant to this clause (iii)); and

               (c) thereafter all remaining net income of the Trust (subject to the modifications set forth below) for such month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Depositor, to the extent thereof.

If the gross ordinary income of the Trust for any month is insufficient for the allocations described in paragraph (b) above, subsequent gross ordinary income shall first be allocated to make up such shortfall before any allocation pursuant to paragraph (c) above. Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Depositor to the extent the Depositor, in its capacity as "general partner," is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificateholders as of the Record Date occurring within such month in proportion to their ownership of the Aggregate Certificate Balance on such Record Date. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Depositor or the Certificateholders or as otherwise required by the Code.

                                   ARTICLE III

                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

     SECTION 3.1. Initial Beneficial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficial owner of the Owner Trust Estate.

     SECTION 3.2. Capital Accounts. (a) The Owner Trustee shall establish and maintain a separate bookkeeping account (a "Capital Account") for the Depositor and each Certificateholder. The initial balance of the Capital Account for (i) each Certificateholder shall be the amount initially paid for such Certificateholder's Certificates and (ii) the Depositor shall be (x) the fair market value of the Receivables minus (y) the proceeds of the sale of Notes and Certificates net of the Reserve Initial Deposit. The Capital Account of the Depositor or each Certificateholder shall also be increased by (i) the dollar amount of any additional cash contributions made by the Depositor or such Certificateholder, as the case may be, (ii) the fair market value of any property (other than cash) contributed to the Trust by the Depositor or such Certificateholder, as the case may be (net of any liabilities to which the property is subject), and (iii) allocations to the Depositor or such Certificateholder, as the case may be, of income and gain (including income exempt from tax). The Capital Account of the Depositor or each Certificateholder shall be decreased by (i) the dollar amount of any cash distributions made to the Depositor or such Certificateholder, as the case may be, (ii) the fair market value of any property (other than cash) distributed to the Depositor or such Certificateholder, as the case may be (net of any liabilities to which the property is subject), (iii) allocations to the Depositor or such Certificateholder, as the case may be, of loss or deductions (or items thereof), and (iv) any allocations of expenditures of the Trust described in Section 705(a)(2)(B) of the Code.

     (b) Notwithstanding any other provision of this Agreement to the contrary, the foregoing provisions of this Section 3.2 regarding the maintenance of Capital Accounts shall be construed so as to comply with the provisions of the Treasury Regulations promulgated pursuant to Section 704 of the Code. The Depositor is hereby authorized to modify these provisions to the minimum extent necessary to comply with such regulations.

     SECTION 3.3. The Certificates. The Class C Certificates and the Class D Certificates shall each be issued in one or more registered, definitive, physical certificates, in the form set forth in Exhibit A and Exhibit B, respectively, in denominations of at least $20,000 and in integral multiples of $1,000 in excess thereof. No Certificate may be sold, transferred, assigned, participated, pledged, or otherwise disposed of (any such act, a "Transfer") to any Person except in accordance with the provisions of Section 3.5 and any attempted Transfer in violation of Section 3.5 shall be null and void (each a "Void Transfer").

     The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

     If Transfer of the Certificates is permitted pursuant to Section 3.5, a transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.5.

     SECTION 3.4. Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Class C Certificates, in an aggregate principal balance equal to the Initial Certificate Balance of such Class C Certificates, and the Class D Certificates, in an aggregate principal balance equal to the Initial Certificate Balance of such Class D Certificates, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by the chairman of the board, the president, any executive vice president, any vice president, the secretary, any assistant secretary, the treasurer or any assistant treasurer of the General Partner, without further action by the Depositor, in authorized denominations. No Certificate shall entitle its Certificateholder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B, as applicable, attached hereto executed by the Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 3.5. Registration of Certificates; Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.9, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. The Bank shall be the initial Certificate Registrar. No Transfer of a Certificate shall be recognized except upon registration of such Transfer in the Certificate Register.

     (b) No Transfer of any Class C Certificate shall be permitted, recognized or recorded unless the prospective transferee of such Class C Certificate shall provide a letter in the form of Exhibit C hereof to the Trust, the Owner Trustee and the Certificate Registrar, in which such prospective transferee shall represent the following:

               (i) It is either:

               (A) not, and each account (if any) for which it is purchasing the Class C Certificates is not (1) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (2) a plan described in Section 4975(e)(1) of the Code that is subject to
          Section 4975 of the Code, (3) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (4) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) or
          (5) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (5), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended); or

               (B) an insurance company acting on behalf of a general account and (1) on the date of purchase less than 25% of the assets of such general account (as reasonably determined by it) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code,
          (2) the purchase and holding of such Class C Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (3) the purchaser agrees that if, after the purchaser's initial acquisition of the Class C Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by it no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Class C Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, it will dispose of all Class C Certificates then held in its general account by the end of the next following calendar quarter.

          (ii) It is, and each account (if any) for which it is purchasing the Class C Certificates is, a Person who is (A) a citizen or resident of the

          United States, (B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof,
          (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of clause (A), (B), (C) or (E) of this paragraph (ii) has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Class C Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

               (iii) It understands that any purported Transfer of any Class C Certificate (or any interest therein) to any Person who does not meet the conditions of paragraphs (i) and (ii) above shall be a Void Transfer, and the purported transferee in a Void Transfer shall not be recognized by the Trust or any other Person as a Certificateholder for any purpose.

               (iv) It agrees that if it determines to Transfer any of the Class C Certificates it will cause its proposed transferee to provide to the Trust, the Owner Trustee and the Certificate Registrar a letter substantially in the form of Exhibit C hereof or such other written statement as the Depositor shall prescribe.

               (c) Each Class D Certificate shall bear a legend to the following effect unless determined otherwise by the Administrator (as certified to the Owner Trustee in an Officer's Certificate) and the Owner Trustee consistent with applicable law:

               "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR

BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST AND THE DEPOSITOR THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO (A) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A CERTIFICATE SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT F TO THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT D TO THE TRUST AGREEMENT, WITH SUCH CHANGES THEREIN AS MAY BE APPROVED BY THE DEPOSITOR, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE TRUST, THE INITIAL PURCHASER AND THE CERTIFICATE REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE TRUST AND THE INITIAL PURCHASER THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT E TO THE TRUST AGREEMENT OR
(B) THE RECEIPT BY THE TRUST, THE INITIAL PURCHASER AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUST AND THE INITIAL PURCHASER THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, OR (4) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

                  As a condition to the registration of any Transfer of a Class D Certificate, the prospective transferee of such a Class D Certificate shall be required to represent in writing to the Owner Trustee, the Certificate Registrar and the Initial Purchaser the following, unless determined otherwise by the Administrator (as certified to the Owner Trustee in an Officer's Certificate):

               (i) It understands that no subsequent Transfer of the Class D Certificates is permitted unless it causes its proposed transferee to provide to the Trust, the Certificate Registrar and the Initial Purchaser a letter substantially in the form of Exhibit D or Exhibit E hereof (with such changes therein as may be approved by the Depositor), as applicable, or such other written statement as the Depositor shall prescribe.

               (ii) It is not, and each account (if any) for which it is purchasing the Class D Certificates is not, (A) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (B) a plan described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, (C) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of
          Section 406 of ERISA or Section 4975 of the Code, (D) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or (E) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (E), subject to any exceptions approved by the Depositor, an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

               (iii) It is a person who is (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof,
          (c) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more persons described in clause (A), (B), (C) or (E) of this paragraph (iii) has the authority to control all substantial decisions of the trust or (E) a person not described in clauses (A) though (D) of this paragraph
          (iii) whose ownership of the Class D Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Trust and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Trust or the Depositor).

               (iv) It understands that any purported Transfer of any Class D Certificate (or any interest therein) in contravention of any of the restrictions and conditions contained in this Section will be a Void Transfer, and the purported transferee in a Void Transfer will not be recognized by the Trust or any other person as a Certificateholder for any purpose.

          (d) By acceptance of any Class D Certificate, the Certificateholder thereof specifically agrees with and represents to the Depositor, the Trust and the Certificate Registrar, that no Transfer of such Class D Certificate shall be made unless the registration requirements of the Securities Act and any applicable State securities laws are complied with, or such Transfer is exempt from the registration requirements under the Securities Act because the Transfer satisfies one of the following:

               (i) such Transfer is in compliance with Rule 144A under the Securities Act ("Rule 144A"), to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such Transfer is being made in reliance upon Rule 144A under the Securities Act and (x) the transferor executes and delivers to the Trust and the Certificate Registrar, a Rule 144A transferor certificate substantially in the form attached as Exhibit F and (y) the transferee executes and delivers to the Trust and the Certificate Registrar an investment letter substantially in the form attached as Exhibit D;

                   (ii) after the appropriate holding period, such Transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act and the transferee, if requested by the Trust, the Certificate Registrar or the Initial Purchaser, delivers an Opinion of Counsel in form and substance satisfactory to the Trust and the Initial Purchaser; or

                   (iii) such Transfer is to an institutional accredited investor as defined in rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act in a transaction exempt from the registration requirements of the Securities Act, such Transfer is in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, and such investor executes and delivers to the Trust and the Certificate Registrar an investment letter substantially in the form attached as Exhibit E.

               (e) The Depositor shall make available to the prospective transferor and transferee of a Class D Certificate information requested to satisfy the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

                   (i) the private placement memorandum, if any, relating to the Class D Certificates, and any amendments or supplements thereto;

                   (ii) each statement delivered to Certificateholders pursuant to Section 5.2(b) on each Distribution Date preceding such request; and

                   (iii) such other information as is reasonably available to the Owner Trustee in order to comply with requests for information pursuant to Rule 144A under the Securities Act.

               None of the Depositor, the Certificate Registrar or the Owner Trustee is under an obligation to register any Class D Certificate under the Securities Act or any other securities law.

                  (f) Upon surrender for registration of Transfer of any Certificate at the office or agency maintained pursuant to Section 3.9 and upon compliance with any provisions of this Agreement relating to such Transfer, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like Class and aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.9.

                  Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar, duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company. Each Certificate surrendered for registration of Transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

                  No service charge shall be made for any registration of Transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates.

                  The preceding provisions of this Section 3.5 notwithstanding, the Owner Trustee shall not make and the Certificate Registrar need not register any Transfer or exchange of Certificates for a period of fifteen (15) days preceding any Distribution Date for any payment with respect to the Certificates.

                  SECTION 3.6. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate a new Certificate of like Class, tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.6, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section
3.6 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 3.7. Persons Deemed Owners of Certificates. Prior to due presentation of a Certificate for registration of Transfer, the Owner Trustee, the Certificate Registrar and any Certificate Paying Agent may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

     SECTION 3.8. Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, or to the Indenture Trustee, within fifteen (15) days after receipt by the Owner Trustee of a written request therefor from the Servicer or the Depositor, or the Indenture Trustee, as the case may be, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Certificateholders of Certificates evidencing not less than 25% of the Aggregate Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.9. Maintenance of Office or Agency. The Owner Trustee shall maintain in the State of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of Transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates The Bank of New York, 101 Barclay Street, Floor 12 East, New York, New York 10286, Attention: Asset-Backed Finance Unit as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Registrar or any such office or agency.

     SECTION 3.10. Appointment of Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Certificateholders from each Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. Any Certificate Paying Agent shall have the revocable power to withdraw funds from each Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be the Owner Trustee, and any co-paying agent chosen by the Owner Trustee. The Owner Trustee shall be permitted to resign as Certificate Paying Agent upon thirty (30) days' written notice to the Owner Trustee. In the event that the Bank shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and
8.1 shall apply to the Owner Trustee also in its role as Certificate Paying Agent, for so long as the Owner Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

     SECTION 3.11. Certain Rights of Depositor. The Depositor shall be entitled to any amounts not needed on any Distribution Date to make payments on the Notes or the Certificates or to make deposits to the Reserve Account pursuant to
Section 4.6 of the Sale and Servicing Agreement, and to receive amounts remaining in the Reserve Account following the payment in full of the aggregate principal amount of the Notes and the Aggregate Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Sale and Servicing Agreement to Noteholders and Certificateholders and the termination of the Trust. The Depositor may not Transfer any such rights unless it shall have received an Opinion of Counsel that such Transfer shall not cause the Trust to be classified as an association (or publicly traded partnership) taxable as a corporation.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

     SECTION 4.1. Prior Notice to Certificate holders with Respect to Certain Matters. It is the intention of the Depositor and the Certificateholders that the powers and duties of the Owner Trustee are ministerial and non-ministerial; provided, however, that any non-ministerial action (including the taking of any legal action) may only be taken by the Owner Trustee in accordance with this
Section 4.1. With respect to the following matters, the Owner Trustee shall not take action unless, (I) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Rating Agencies in writing of the proposed action and (II) Certificateholders holding not less than a majority of the Aggregate Certificate Balance shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

          (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Receivables) and the settlement of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Receivables);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholders;

          (e) the amendment, change or modification of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or to add any provision that would not materially adversely affect the interests of the Certificateholders; or

          (f) the appointment pursuant to the Indenture of a successor Note Registrar, Note Paying Agent or Indenture Trustee, or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Note Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

          SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of Certificateholders holding not less than a majority of the Aggregate Certificate Balance, (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VIII thereof, (b) appoint a successor Servicer pursuant to Article VIII of the Sale and Servicing Agreement, (c) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof or (d) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement.

          SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust unless the Notes have been paid in full and each Certificateholder (other than the Depositor) approves of such commencement in advance and delivers to the Owner Trustee a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     SECTION 4.4. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance at the time of the delivery of such notice.


                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1. Establishment of Certificate Distribution Account. Pursuant to
Section 4.1(c) of the Sale and Servicing Agreement, there has been established and there shall be maintained two segregated trust accounts, each in the name of "The Bank of New York, as Owner Trustee" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of the Bank), which shall be designated as the "Certificate Interest Distribution Account" and the "Certificate Principal Distribution Account," respectively (each of the Certificate Interest Distribution Account and the Certificate Principal Distribution Account, a "Certificate Distribution Account"). Except as expressly provided in Section 3.10, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in each Certificate Distribution Account pursuant to the Sale and Servicing Agreement shall be applied as provided in the Basic Documents. In the event that either Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Bank, the Servicer shall, with the Owner Trustee's assistance as necessary, cause such Certificate Distribution Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent). Each Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

     SECTION 5.2. Application of Trust Funds. (a) On each Distribution Date, the Owner Trustee shall, based on the information contained in the Servicer's Certificate delivered on the relevant Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement:

          (i) withdraw the amounts deposited into the Certificate Interest Distribution Account pursuant to Section 4.6(c) of the Sale and Servicing Agreement on or prior to such Distribution Date and make or cause to be made distributions and payments in the following order of priority:

               (1) first, to the Certificateholders of Class C Certificates, an amount equal to the Accrued Class C Certificate Interest, provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class C Certificate Interest, the amounts available shall be applied to the payment of such interest on the Class C Certificates on a pro rata basis;

               (2) second, to the Certificateholders of Class D Certificates, an amount equal to the Accrued Class D Certificate Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class D Certificate Interest, the amounts available shall be applied to the payment of such interest on the Class D Certificates on a pro rata basis; and

                    (3) third, to the Depositor, any funds remaining on deposit in the Certificate Interest Distribution Account.

                (ii) withdraw the amounts deposited into the Certificate Principal Distribution Account pursuant to Section 4.6(c) and (d) of the Sale and Servicing Agreement on or prior to such Distribution Date and make or cause to be made distributions and payments in the following order of priority:

                     (1) first, to the Certificateholders of the Class C
                Certificates in reduction of the Certificate Balance of the Class C Certificates, until the Certificate Balance of the Class C Certificates has been reduced to zero; provided that if there are not sufficient funds available to reduce the Certificate Balance of the Class C Certificates to zero, the amounts available shall be applied to the reduction of the Certificate Balance of the Class C Certificates on a pro rata basis;

                     (2) second, to the Certificateholders of the Class D
                Certificates in reduction of the Certificate Balance of the Class D Certificates, until the Certificate Balance of the Class D Certificates has been reduced to zero; provided that if there are not sufficient funds available to reduce the Certificate Balance of the Class D Certificates to zero, the amounts available shall be applied to the reduction of the Certificate Balance of the Class D Certificates on pro rata basis; and

                     (3) third, to the Depositor, any funds remaining on deposit in the Certificate Principal Distribution Account.

           (b) On each Distribution Date, the Owner Trustee shall, or shall cause the Certificate Paying Agent to, send to each Certificateholder as of the related Record Date the statement provided to the Owner

Trustee by the Servicer pursuant to Section 4.9 of the Sale and Servicing Agreement with respect to such Distribution Date.

                  (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section 5.2. The Owner Trustee and each Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may, in its sole discretion, withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

                  SECTION 5.3. Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Certificateholder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or (ii) such Certificateholder is the Depositor or, if not, by check mailed to such

Certificateholder at the address of such Certificate holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the applicable Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.9.

                  SECTION 5.4. No Segregation of Monies; No Interest. Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Servicing Agreement, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

                  SECTION 5.5. Accounting and Reports to Noteholders, Certificateholders, Internal Revenue Service and Others. The Owner Trustee shall, based on information provided by or on behalf of the Depositor, (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and State income tax returns, (c) file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect (or cause to be collected) any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall not make the election provided under
Section 754 of the Code.

                  SECTION 5.6. Signature on Returns; Tax Matters Partner. (a) The Depositor, as general partner for income tax purposes, shall prepare (or cause to be prepared) and sign, on behalf of the Trust, the tax returns of the Trust.

                  (b) The Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

                  SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver (i) Class A-1 Notes in the aggregate principal amount of $476,000,000, (ii) Class A-2 Notes in the aggregate principal amount of $350,000,000, (iii) Class A-3 Notes in the aggregate principal amount of $1,039,000,000, (iv) Class A-4 Notes in the aggregate principal amount of $610,650,000, (v) Class A-5 Notes in the aggregate principal amount of $250,000,000, (vi) Class A-6 Notes in the aggregate principle amount of $250,000,000 and (vii) Class B Notes in the aggregate principal amount of $110,200,000. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Trust as is permitted by the Basic Documents and which the Servicer or the Administrator directs with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

                  SECTION 6.2. General Duties. Subject to Section 4.1 hereof, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the lien of the Indenture and in accordance with the provisions of this Agreement and the other Basic Documents. Notwithstanding anything else to the contrary in this Agreement, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator is required in the Administration Agreement to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

                  SECTION 6.3. Action upon Instruction. (a) Subject to Article IV, and in accordance with the terms of the Basic Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Trust.

                  (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten
(10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

                  (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

                  SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any lien (other than the lien of the Indenture) on any part of the Owner Trust Estate that results from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

                  SECTION 6.5. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents to which the Trust or the Owner Trust is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3. Neither the Depositor nor the Certificateholders shall direct the Trustee to take any action that would violate the provisions of this
Section 6.5.

                  SECTION 6.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income or Applicable Tax State income or franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or Applicable Tax State income or franchise tax purposes or (iii) cause the Trust or any portion thereof to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal income or Applicable Tax State income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.


                                   ARTICLE VII

              REGARDING THE OWNER TRUSTEE AND THE DELAWARE TRUSTEE

                  SECTION 7.1. Acceptance of Trusts and Duties. Each of the Owner Trustee and the Delaware Trustee accept the trusts hereby created and each agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. Each Co-Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Basic Documents to which each Co-Trustee is a party. Each Co-Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by either Co-Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Co-Trustees shall not be liable for any error of judgment made by a responsible officer of either of the Co-Trustees;

                  (b) the Co-Trustees shall not be liable with respect to any action taken or omitted to be taken by them in accordance with the instructions of any Certificateholder, the Indenture Trustee, the Depositor, the Administrator or the Servicer;

                  (c) no provision of this Agreement or any other Basic Document shall require the Co-Trustees to expend or risk funds or otherwise incur any financial liability in the performance of any of their rights or powers hereunder or under any other Basic Document if the Co-Trustees shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to them;

                  (d) under no circumstances shall the Co-Trustees be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or amounts distributable on the Certificates;

                  (e) the Co-Trustees shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the other Basic Documents, other than the certificate of authentication on the Certificates, and the Co-Trustees shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

                  (f) the Co-Trustees shall not be liable for the default or misconduct of the Servicer, the Administrator, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise and the Co-Trustees shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Servicer under the Sale and Servicing Agreement or the Indenture Trustee under the Indenture; and

                  (g) the Co-Trustees shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Co-Trustees security or indemnity satisfactory to them against the costs, expenses and liabilities that may be incurred by the Co-Trustees therein or thereby. The right of the Co-Trustees to perform any discre-
          tionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Co-Trustees shall not be answerable for other than the willful misconduct, bad faith or negligence of either of them in the performance of any such act.

                  SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

                  SECTION 7.3. Representations and Warranties. (a) The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

                  (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                  (b) The Delaware Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

                  (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                  SECTION 7.4. Reliance; Advice of Counsel. (a) The Co-Trustees may rely upon, shall be protected in relying upon, and shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Co-Trustees may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Co-Trustees may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers cers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Co-Trustees for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Co-Trustees (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Co-Trustees shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Co-Trustees with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Co-Trustees shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

                  SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, The Bank of New York acts solely as Owner Trustee hereunder and The Bank of New York (Delaware) acts solely as Delaware Trustee hereunder and not in their individual capacities, and all Persons having any claim against the Co-Trustees by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

                  SECTION 7.6. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Co-Trustees make no representations as to the validity or sufficiency of this Agreement, of any other Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee, the Delaware Trustee, The Bank of New York and The Bank of New York (Delaware) shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document, or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee or the Delaware Trustee.

                  SECTION 7.7. Co-Trustees May Own Certificates and Notes. The Bank of New York and The Bank of New York (Delaware), in their individual or any other capacities, may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as they would have if either of them were not the Owner Trustee or the Delaware
Trustee.

                                  ARTICLE VIII

                   COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

                  SECTION 8.1. Owner Trustee's Fees and Expenses. The Co-Trustees shall receive as compensation for their services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Co-Trustees, and the Co-Trustees shall be entitled to and reimbursed by the Depositor for their other reasonable expenses hereunder, including the rea-sonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Co-Trustees may employ in connection with the exercise and performance of their rights and its duties hereunder. Such amounts shall be treated for tax purposes as having been contributed to the Trust by the Depositor and the tax deduction for such amounts shall be allocated to the Depositor.

                  SECTION 8.2. Indemnification. The Depositor shall be liable as prime obligor for, and shall indemnify the Co-Trustees, The Bank of New York and The Bank of New York (Delaware) and their respective successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Co-Trustees, The Bank of New York and The Bank of New York (Delaware) or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; provided that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from (i) the Indemnified Party's own willful misconduct, bad faith or negligence, or (ii) the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Indemnified Party. The indemnities contained in this Section 8.2 shall survive the resignation or termination of the Co-Trustees or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the Co-Trustees' choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

                  SECTION 8.3. Payments to Co-Trustees. Any amounts paid to the Co-Trustees pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.1. Termination of Trust Agreement. (a) This Agreement (other than the provisions of Article VIII) shall terminate and be of no further force or effect and the Trust shall wind up and dissolve, (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation, (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement and Article V or (iii) at the time provided in Section 9.2. Any Insolvency Event, liquidation, dissolution, death or incapacity with respect to any Certificateholder, other than the Depositor as described in Section 9.2, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto. Upon dissolution of the Trust, the Owner Trustee shall wind up the business and affairs of the Trust as required by Section 3808 of the Business Trust Statute.

                  (b) Except as provided in Section 9.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

                  (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such termination from the Servicer, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment (after reservation of sums sufficient to pay all claims and obligations, if any, known to the Owner Trustee and payable by the Trust) and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.2. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Trust in respect of the Indenture and the Notes, the Owner Trustee, in the absence of actual knowledge of any other claim against the Trust, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Business Trust Statute.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

                  (d) Upon final distribution of any funds remaining in the Trust, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certifi-cate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Business Trust Statute.

                  SECTION 9.2. Dissolution upon Insolvency or Dissolution of Depositor or General Partner. Notwithstanding the provisions of Section 3808 of the Business Trust Statute, in the event that an Insolvency Event or a dissolution shall occur with respect to the Depositor or the General Partner, the Receivables shall be sold and this Agreement and the Trust shall be terminated in accordance with Section 9.1 ninety (90) days after the date of such Insolvency Event or the event giving rise to such dissolution, unless, before the end of such 90 day period, the Owner Trustee shall have received written instructions from (a) the Certificateholders (other than the Depositor) of each Class of Certificates evidencing not less than a majority of the Certificate Balance of such Class and a majority of the right to receive distributions in respect of interest on the Certificate Balance of such Class (including in each case the Certificate Balance of Certificates owned by the Servicer and any of its Affiliates other than the Depositor), (b) the Noteholders (other than the Depositor) of each Class of Notes evidencing not less than a majority of the principal amount of the outstanding Notes of such Class and a majority of the right to receive interest on the outstanding Notes of such Class (including in each case the Notes owned by the Servicer and any of its Affiliates other than the Depositor), with each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes and the Class B Notes treated as a separate Class of Notes for this purpose, and (c) holders of other interests, if any (the existence of which interests the Administrator will have advised the Owner Trustee in writing), in the Reserve Account (other than the Depositor) having interests with a value not less than a majority of the value of all interests in the Reserve Account (other than any such interests held by the Depositor), to the effect that each such party disapproves of the liquidation of the Receivables and termination of the Trust and in connection therewith the Indenture Trustee
(i) appoints an entity acceptable to Ford Credit to acquire an interest in the Trust and to act as substitute "general partner" of the Trust for federal income tax purposes and (ii) obtains an Opinion of Counsel that the Trust will not thereafter be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax and Applicable Tax State purposes. Promptly after the occurrence of any Insolvency Event or dissolution with respect to the Depositor or the General Partner, (A) the Depositor shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event, (B) the Owner Trustee shall, upon the receipt of such written notice from the Depositor, give prompt written notice to the Certificateholders, holders of interests, if any, in the Reserve Account and the Indenture Trustee, of the occurrence of such event, (C) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event or dissolution from the Owner Trustee or the Depositor, give prompt written notice to the Noteholders of the occurrence of such event, and (D) the Owner Trustee shall, upon receipt of written instructions from the applicable percentages of Noteholders, Certificateholders and holders of interests, if any, in the Reserve Account disapproving of liquidation and termination, give prompt written notice thereof to the Indenture Trustee; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.2. Upon a termination pursuant to this Section 9.2, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Trust Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Trust shall be treated as collections of Receivables under the Sale and Servicing Agreement and deposited in the Collection Account and the Notes and Certificates shall be paid in accordance with Section 4.6 of the Sale and Servicing Agreement.

                  SECTION 9.3. Prepayment of Certificates. (a) The Certificates shall be prepaid in whole, but not in part, at the direction of the Servicer pursuant to Section 9.1 of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the assets of the Trust pursuant to said Section 9.1, and the amount paid by the Servicer shall be treated as collections of Receivables and applied to pay the unpaid principal amount of the Notes and the Aggregate Certificate Balance plus accrued and unpaid interest (including any overdue interest) thereon. The Servicer shall furnish the Rating Agencies and the Owner Trustee notice of such prepayment. If the Certificates are to be prepaid pursuant to this Section 9.3(a), the Servicer shall furnish notice of such election to the Owner Trustee not later than twenty
(20) days prior to the Prepayment Date and the Trust shall deposit by 10:00 A.M. (New York City time) on the Prepayment Date in the Certificate Distribution Account the Prepayment Price of the Certificates to be redeemed, whereupon all such Certificates shall be due and payable on the Prepayment Date.

                  (b) Notice of prepayment under Section 9.3(a) shall be given by the Owner Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted immediately following receipt of notice from the Trust or Servicer pursuant to Section 9.3(a), but not later than ten (10) days prior to the applicable Prepayment Date, to each Certificateholder as of the close of business on the Record Date preceding the applicable Prepayment Date, at such Certificateholder's address or facsimile number appearing in the Certificate Register.

                  All notices of prepayment shall state:

                           (i)   the Prepayment Date;

                           (ii)  the Prepayment Price; and

                           (iii) the place where such Certificates are to be
                     surrendered for payment of the Prepayment Price (which shall be the office or agency of the Owner Trustee to be maintained as provided in Section 3.9).

Notice of prepayment of the Certificates shall be given by the Owner Trustee in the name and at the expense of the Trust. Failure to give notice of prepayment, or any defect therein, to any Certificateholder shall not impair or affect the validity of the prepayment of any other Certificate.

                  (c) Following notice of prepayment as required by Section 9.3(b), the Certificates shall on the Prepayment Date be paid by the Trust at the Prepayment Price and (unless the Trust shall default in the payment of the

Prepayment Price) no interest shall accrue on the Prepayment Price for any period after the date to which accrued interest is calculated for purposes of calculating the Prepayment Price. Following payment in full of the Prepayment Price, this Agreement and the Trust shall terminate.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          SECTION 10.1. Eligibility Requirements for Owner Trustee and
Delaware Trustee. (a) The Owner Trustee shall at all times (i) be authorized to exercise corporate trust powers; (ii) have a combined capital and surplus of at least $50,000,000 and shall be subject to supervision or examination by federal or state authorities; and (iii) shall have (or shall have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or be otherwise acceptable to the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

                  (b) The Delaware Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute.

                  SECTION 10.2. Resignation or Removal of Owner Trustee or the Delaware Trustee. The Owner Trustee or the Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning

Owner Trustee or Delaware Trustee and one copy to the applicable successor Owner Trustee or Delaware Trustee. If no successor Owner Trustee or Delaware Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee or Delaware Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Delaware Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee or Delaware Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

                  If at any time the Owner Trustee or Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 or a Co-Trustee resigns pursuant to Section 10.2 of this Agreement and the ineligible or non-resigning Co-Trustee or either Co-Trustees shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee or Delaware Trustee shall be legally unable to act, or if at any time an Insolvency Event with respect to the Owner Trustee or Delaware Trustee shall have occurred and be continuing, then the Administrator may remove the Co-Trustee that is insolvent or legally unable to act or may remove both Co-Trustees. If the Administrator shall remove one or both of the Co-Trustees under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Co-Trustee or Co-Trustees, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Co-Trustee or Co-Trustees, as applicable, so removed and one copy to the successor Co-Trustee or Co-Trustees, as applicable, and shall pay all fees owed to the outgoing Co-Trustee or Co-Trustees, as applicable.

                  Any resignation or removal of a Co-Trustee and appointment of a successor Co-Trustee or Co-Trustees pursuant to any of the provisions of this
Section 10.2 shall not become effective until acceptance of appointment by the successor Co-Trustee or Co-Trustees pursuant to Section 10.3, payment of all fees and expenses owed to the outgoing Co-Trustee or Co-Trustees and the filing of a certificate of amendment to the Certificate of Trust if required by the Business Trust Statute. The Administra-tor shall provide notice of such resignation or removal of the Co-Trustee or Co-Trustees to the Certificateholders, the Indenture Trustee, the Noteholders, any remaining Co-Trustee and each of the Rating Agencies.

                  SECTION 10.3. Successor Owner Trustee or Delaware Trustee. Any successor Owner Trustee or Delaware Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee or Delaware Trustee an instrument accepting such appointment under this Agreement. Upon the resignation or removal of the predecessor Owner Trustee or Delaware Trustee becoming effective pursuant to
Section 10.2, such successor Owner Trustee or Delaware Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Delaware Trustee. The predecessor Owner Trustee or Delaware Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee or Delaware Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee or Delaware Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Delaware Trustee all such rights, powers, duties, and obligations.

                  No successor Owner Trustee or Delaware Trustee shall accept appointment as provided in this Section 10.3 unless, at the time of such acceptance, such successor Owner Trustee or Delaware Trustee shall be eligible pursuant to Section 10.1.

                  Upon acceptance of appointment by a successor Owner Trustee or Delaware Trustee pursuant to this Section 10.3, the Administrator shall mail notice of the successor of such Owner Trustee or Delaware Trustee to all Certificateholders, the Indenture Trustee, the Noteholders, any remaining Co-Trustee and the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee or Delaware Trustee, the successor Owner Trustee or Delaware Trustee shall cause such notice to be mailed at the expense of the Administrator.

                  Any successor Delaware Trustee appointed hereunder shall file the amendments to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Delaware Trustee in the State of Delaware.

                  SECTION 10.4. Merger or Consolidation of Owner Trustee or Delaware Trustee. Any corporation into which the Owner Trustee or Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee or Delaware Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee or Delaware Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee or Delaware Trustee hereunder; provided that such corporation shall be eligible pursuant to Section 10.1; and provided further, that (i) the Owner Trustee or Delaware Trustee shall mail notice of such merger or consolidation to the Rating Agencies not less than fifteen (15) days prior to the effective date thereof and
(ii) the Delaware Trustee shall file an amendment to the Certificate of Trust as required by Section 10.3.

                  SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this
Section 10.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

                  Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

                  Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 10.6. Compliance with Business Trust Statute. Notwithstanding anything herein to the contrary, the Trust shall at all times have at least one trustee which meets the requirements of Section 3807(a) of the Business Trust Statute.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.1. Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement inconsistent with any other provision of this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

                  (b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding and (ii) the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders, or (ii) reduce the aforesaid percentage of the principal amount of the Notes Outstanding and the Aggregate Certificate Balance required to consent to any such amendment, without the consent of all the Noteholders and Certificateholders affected thereby; and provided further, that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

                  (c) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

                  (d) It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this
Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                  (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                  (f) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  (g) In connection with the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

                  SECTION 11.2. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their beneficial interests therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

                  SECTION 11.3. Limitation on Rights of Others. Except for Sections 2.7 and 11.1, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Delaware Trustee, the Depositor, the Administrator, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.7), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 11.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee and the Delaware Trustee shall be deemed given only upon actual receipt by the Owner Trustee and the Delaware Trustee, respectively), if to the Owner Trustee or the Delaware Trustee, addressed to the respective Corporate Trust Office; if to the Depositor, addressed to Ford Credit Auto Receivables Two L.P. at the address of its principal executive office first above written; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

                  SECTION 11.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that it will not, until after the Notes have been paid in full, institute against the Depositor, the General Partner or the Trust, or join in any institution against the Depositor, the General Partner or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

                  SECTION 11.9. No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the General Partner, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

                  SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 11.11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.12. Sale and Servicing Agreement Obligations. Notwithstanding any other provision of this Agreement, the Owner Trustee agrees that it will comply with its obligations under Sections 3.1, 4.1 and 4.2 of the Sale and Servicing Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                    FORD CREDIT AUTO RECEIVABLES
                                    TWO L.P., as Depositor


                                    By:  FORD CREDIT AUTO RECEIVABLES
                                         TWO, INC.,
                                         as General Partner


                                         By: /s/ R. P. Conrad
                                            ------------------------------------
                                             Name:  R. P. Conrad
                                             Title: Assistant Secretary


                                    THE BANK OF NEW YORK(DELAWARE),
                                    as Delaware Trustee


                                         By: /s/ Cheryl L. Laser
                                            ------------------------------------
                                             Name:  Cheryl L. Laser
                                             Title: Assistant Vice President


                                    THE BANK OF NEW YORK,
                                    as Owner Trustee

                                         By: /s/ Joyce P. Maccou
                                            ------------------------------------
                                             Name:  Joyce P. Maccou
                                             Title: Assistant Treasurer

                                                                       EXHIBIT A

                          [FORM OF CLASS C CERTIFICATE]


NUMBER                                                               $62,975,000
R-_____                                                      CUSIP NO. 34527RCJ0


THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       FORD CREDIT AUTO OWNER TRUST 1999-B

                     CLASS C 6.65% ASSET BACKED CERTIFICATE

evidencing a beneficial interest in the property of the Trust, as defined below, which property includes a pool of motor vehicle retail installment sale contracts, secured by security interests in the motor vehicles financed thereby, conveyed to Ford Credit Auto Receivables Two L.P. by Ford Motor Credit Company and conveyed by Ford Credit Auto Receivables Two L.P. to the Trust. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Certificate does not represent an interest in or obligation of Ford Motor Credit Company, Ford Credit Auto Receivables Two L.P. or any of their respective Affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT __________ is the registered owner of DOLLARS nonassessable, fully-paid, beneficial interest in Class C Certificates of Ford Credit Auto Owner Trust 1999-B (the "Trust") formed by Ford Credit Auto Receivables Two L.P., a Delaware limited partnership (the "Depositor"). The Class C Certificates have an aggregate Initial Certificate Balance of $62,975,000 and bear interest at a rate of 6.65% per annum (the "Class C Rate").

                  The Trust was created pursuant to an Amended and Restated Trust Agreement, dated as of May 1, 1999 (as from time to time amended, supplemented or otherwise modified and in effect, the "Trust Agreement"), among the Depositor, The Bank of New York (Delaware), not in its individual capacity but solely as Delaware trustee (the "Delaware Trustee") and The Bank of New York, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "Class C 6.65% Asset Backed Certificates" (herein called the "Class C Certificates") which, together with the Certificates designated as "Class D 8.00% Asset Backed Certificates" (the "Class D Certificates" and, together with the Class C Certificates, the "Certificates") are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. Also issued under the Indenture, dated as of May 1, 1999 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Trust and The Chase Manhattan Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), are the Notes designated as "Class A-1 4.978% Asset Backed Notes", "Class A-2 5.114% Asset Backed Notes", "Class A-3 5.47% Asset Backed Notes", "Class A-4 5.80% Asset Backed Notes", "Class A-5 5.91% Asset Backed Notes", "Class A-6 5.99% Asset Backed Notes" and "Class B 6.16% Asset Backed Notes" (collectively, the "Notes"). The property of the Trust includes (i) a pool of motor vehicle retail installment sale contracts for new and used automobiles and light trucks and certain rights and obligations thereunder (the "Receivables"); (ii) with respect to Precomputed Receivables, all monies due thereunder on or after the Cutoff Date and, with respect to Simple Interest Receivables, all monies due or received thereunder on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed

Vehicles; (iv) rights to proceeds from claims on certain physical damage, credit life, credit disability or other insurance policies, if any, covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) such amounts as from time to time may be held in one or more accounts maintained pursuant to the Sale and Servicing Agreement, dated as of May 1, 1999 (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement"), by and among the Trust, the Depositor, as seller (in such capacity, the "Seller"), and Ford Motor Credit Company, as servicer (the "Servicer"), including the Reserve Account;
(viii) the Seller's rights under the Sale and Servicing Agreement; (ix) the Seller's rights under the Purchase Agreement; (x) payments and proceeds with respect to the Receivables held by the Servicer; (xi) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (xii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (xiii) any and all proceeds of the foregoing. THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

                  Under the Trust Agreement, there will be distributed on the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing June 15, 1999, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month (the "Record Date") such Certificateholder's percentage interest in the amount to be distributed to Class C Certificateholders on such Distribution Date; provided, however, that principal will be distributed to the Class C Certificateholders on each Distribution Date on (to the extent of funds remaining after all classes of the Notes have been paid in full) and after the date on which all classes of the Notes have been paid in full. Notwithstanding the foregoing, following the occurrence and during the continuation of an event of default under the Indenture which has resulted in an acceleration of the Notes or following certain events of insolvency or a dissolution with respect to the Depositor or the General Partner, no distributions of principal or interest will be made on the Certificates until all principal and interest on the Notes has been paid in full.

                  THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT.

                  It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local franchise and income tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until after the Notes have been paid in full, institute against the Depositor, the General Partner or the Trust, or join in any institution against the Depositor, the General Partner or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Basic Documents.

                  Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner

Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in New York, New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  This Certificate shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  In WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class C Certificate to be duly executed.


                                         FORD CREDIT AUTO OWNER
                                              TRUST 1999-B

                                         By: THE BANK OF NEW YORK,
                                             not in its individual
                                             capacity but solely as
                                             Owner Trustee



                                         By:
                                             -----------------------------------
                                                      Authorized Officer



                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Certificates referred to in the within-mentioned Trust Agreement.

Dated:  May 26, 1999


                                         THE BANK OF NEW YORK,
                                         not in its individual capacity
                                         but solely as Owner Trustee



                                         By:
                                             -----------------------------------
                                                      Authorized Officer

                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the General Partner, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A registration statement, which includes the Trust Agreement as an exhibit thereto, has been filed with the Securities and Exchange Commission with respect to the Notes and the Class C Certificates.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholders evidencing not less than a majority of the principal amount of the Notes Outstanding and the Aggregate Certificate Balance, respectively. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and on all future Certificateholders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of the Certificates are registrable in the Certificate Register upon surrender of this Certificate for registration of Transfer at the offices or agencies maintained by The Bank of New York (Delaware) in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in New York, New York, accompanied by a writ-ten instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

                  The Certificates are issuable as registered Certificates without coupons in denominations of at least $20,000 and in integral multiples of $1,000 in excess thereof. Certificates are exchangeable for new Certificates of like Class and authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of Transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  The Class C Certificates may be acquired only by an entity that is either: (a) not, and each account (if any) for which it is purchasing the Class C Certificates is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) a governmental plan, as defined in
Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (includ-ing without limitation, for purposes of this clause (v), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended); or (b) an insurance company acting on behalf of a general account and (i) on the date of purchase less than 25% of the assets of such general account (as reasonably determined by it) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (ii) the purchase and holding of such Class C Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the purchaser agrees that if, after the purchaser's initial acquisition of the Class C Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by it no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Class C Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, it will dispose of all Class C Certificates then held in its general account by the end of the next following calendar quarter.

                  In addition, the Certificates may not be acquired by or on behalf of a Person other than (A) a citizen or resident of the United States,
(B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of this paragraph has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation or (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the Indenture, the Trust Agreement and the Sale and Servicing Agreement, and upon such termination any remaining assets of the Trust shall be distributed to the Depositor. The Servicer of the Receivables may at its option purchase the assets of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Notes and the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Initial Pool Balance.

                                             ASSIGNMENT


                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                          -----------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



                                              Attorney to
---------------------------------------------
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
       -----------


                                                                            */
                                       -------------------------------------
                                               Signature Guaranteed:


                                                                            */
                                       -------------------------------------


----------------------------------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                          [FORM OF CLASS D CERTIFICATE]


NUMBER                                                               $62,975,000
R-                                                             Private Placement
  -----


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST AND THE DEPOSITOR THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO (A) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A CERTIFICATE SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT F TO THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT D TO THE TRUST AGREEMENT,
(2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE TRUST, THE INITIAL PURCHASER AND THE CERTIFICATE REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE TRUST AND THE INITIAL PURCHASER THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a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
(4) TO THE

DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.

THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      FORD CREDIT AUTO OWNER TRUST 1999-B

                     CLASS D 8.00% ASSET BACKED CERTIFICATE

evidencing a beneficial interest in the property of the Trust, as defined below, which property includes a pool of motor vehicle retail installment sale contracts, secured by security interests in the motor vehicles financed thereby, conveyed to Ford Credit Auto Receivables Two L.P. by Ford Motor Credit Company and conveyed by Ford Credit Auto Receivables Two L.P. to the Trust. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Certificate does not represent an interest in or obligation of Ford Motor Credit Company, Ford Credit Auto Receivables Two L.P. or any of their respective Affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT            is the registered owner
of DOLLARS nonassessable, fully-paid, beneficial interest in Class D Certificates of Ford Credit Auto Owner Trust 1999-B (the "Trust") formed by Ford Credit Auto Receivables Two L.P., a Delaware limited partnership (the "Depositor"). The Class D Certificates have an aggregate Initial Certificate Balance of $62,975,000 and bear interest at a rate of 8.00% per annum (the "Class D Rate").

                  The Trust was created pursuant to an Amended and Restated Trust Agreement, dated as of May 1, 1999 (as from time to time amended, supplemented or otherwise modified and in effect, the "Trust Agreement"), among the Depositor, The Bank of New York (Delaware), not in its individual capacity but solely as Delaware trustee (the "Delaware Trustee") and The Bank of New York, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "Class D 8.00% Asset Backed Certificates" (herein called the "Class D Certificates") which, together with the Certificates designated as "Class C 6.65% Asset Backed Certificates" (the "Class C Certificates" and, together with the Class D Certificates, the "Certificates") are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. Also issued under the Indenture, dated as of May 1, 1999 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Trust and The Chase Manhattan Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), are the Notes designated as "Class A- 1 4.978% Asset Backed Notes", "Class A-2 5.114% Asset Backed Notes", "Class A-3 5.47% Asset Backed Notes", "Class A-4 5.80% Asset Backed Notes", "Class A-5 5.91% Asset Backed Notes", "Class A-6 5.99% Asset Backed Notes" and "Class B 6.16% Asset Backed Notes" (collectively, the "Notes"). The property of the Trust includes (i) a pool of motor vehicle retail installment sale contracts for new and used automobiles and light trucks and certain rights and obligations thereunder (the "Receivables"); (ii) with respect to Precomputed Receivables, all monies due thereunder on or after the Cutoff Date and, with respect to Simple Interest Receivables, all monies due or received thereunder on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed Vehicles; (iv) rights to proceeds from claims on certain physical damage, credit life, credit disability or other insurance policies, if any, covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) such amounts as from time to time may be held in one or more accounts maintained pursuant to the Sale and Servicing Agreement, dated as of May 1, 1999 (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement"), by and among the Trust, the Depositor, as seller (in such capacity, the "Seller"), and Ford Motor Credit Company, as servicer (the "Servicer"), including the Reserve Account; (viii) the Seller's rights under the Sale and Servicing Agreement; (ix) the Seller's rights under the Purchase Agreement; (x) payments and proceeds with respect to the Receivables held by the Servicer; (xi) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (xii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (xiii) any and all proceeds of the foregoing. THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

                  Under the Trust Agreement, there will be distributed on the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing June 15, 1999, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month (the "Record Date") such Certificateholder's percentage interest in the amount to be distributed to Class D Certificateholders on such Distribution Date; provided, however, that principal will be distributed to the Class D Certificateholders on each Distribution Date on (to the extent of funds remaining after all classes of the Notes and the Class C Certificates have been paid in full) and after the date on which all classes of the Notes and the Class C Certificates have been paid in full. Notwithstanding the foregoing, following the occurrence and during the continuation of an event of default under the Indenture which has resulted in an acceleration of the Notes or following certain events of insolvency or a dissolution with respect to the Depositor or the General Partner, no distributions of principal or interest will be made on the Certificates until all principal and interest on the Notes has been paid in full.

                  THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AND THE CLASS C CERTIFICATEHOLDERS AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT.

                  It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local franchise and income tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until after the Notes have been paid in full, institute against the Depositor, the General Partner or the Trust, or join in any institution against the Depositor, the General Partner or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Basic Documents.

                  Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in New York, New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  This Certificate shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  In WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class D Certificate to be duly executed.


                                         FORD CREDIT AUTO OWNER
                                            TRUST 1999-B

                                         By:     THE BANK OF NEW YORK,
                                                 not in its individual
                                                 capacity but solely as
                                                 Owner Trustee



                                         By:
                                             -----------------------------------
                                                      Authorized Officer



                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class D Certificates referred to in the within-mentioned Trust Agreement.

Dated:  May  26, 1999


                                         THE BANK OF NEW YORK,
                                         not in its individual capacity
                                         but solely as Owner Trustee


                                         By:
                                             -----------------------------------
                                               Authorized Officer

                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the General Partner, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A registration statement, which includes the Trust Agreement as an exhibit thereto, has been filed with the Securities and Exchange Commission with respect to the Notes and the Class C Certificates.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholders evidencing not less than a majority of the principal amount of the Notes Outstanding and the Aggregate Certificate Balance, respectively. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and on all future Certificateholders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of the Certificates are registrable in the Certificate Register upon surrender of this Certificate for registration of Transfer at the offices or agencies maintained by The Bank of New York (Delaware) in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

                  The Certificates are issuable as registered Certificates without coupons in denominations of at least $20,000 and in integral multiples of $1,000 in excess thereof. Certificates are exchangeable for new Certificates of like Class and authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of Transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  The Class D Certificates may not be acquired by or on behalf of (A) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (B) a plan described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, (C) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (D) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) or (E) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (E), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

                  In addition, the Certificates may not be acquired by or on behalf of a Person other than (A) a citizen or resident of the United States,
(B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of this paragraph has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation or (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the Indenture, the Trust Agreement and the Sale and Servicing Agreement, and upon such termination any remaining assets of the Trust shall be distributed to the Depositor. The Servicer of the Receivables may at its option purchase the assets of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Notes and the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Initial Pool Balance.

                                   ASSIGNMENT


                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                          -----------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



                                                                     Attorney to
--------------------------------------------------------------------
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
       -----------


                                                                            */
                                       -------------------------------------
                                                Signature Guaranteed:


                                                                            */
                                       -------------------------------------


----------------------------------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT C

               [FORM OF INVESTMENT LETTER - CLASS C CERTIFICATES]

                                                                          [Date]

Ford Credit Auto Owner Trust 1999-B,
  as Issuer
The Bank of New York,
  as Owner Trustee and
  as Certificate Registrar
101 Barclay Street
New York, New York  10286

Ladies and Gentlemen:

         In connection with our proposed purchase of the Class C 6.65% Asset Backed Certificates (the "Certificates") of Ford Credit Auto Owner Trust 1999-B (the "Issuer"), a trust formed by Ford Credit Auto Receivables Two L.P. (the "Depositor" or "Seller"), we confirm that:

                  1.  We are either:

                  (a) not, and each account (if any) for which we are purchasing the Certificates is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding an entity registered under the Investment Company Act of 1940, as amended), or

                  (b) an insurance company acting on behalf of a general account and (i) on the date hereof less than 25% of the assets of such general account

                  (as reasonably determined by us) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code,
                  (ii) the purchase and holding of such Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the undersigned agrees that if, after the undersigned's initial acquisition of the Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by us no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the DOL under ERISA, we will dispose of all Certificates then held in our general account by the end of the next following calendar quarter.

                  2. We are, and each account (if any) for which we are purchasing the Certificates is, a person who is (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of clause (A), (B), (C) or (E) of this paragraph 2 has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

                  3. We understand that any purported resale, transfer, assignment, participation, pledge, or other disposal of (any such act, a "Transfer") of any Certificate (or any interest therein) to any person who does not meet the conditions of paragraphs 1 and 2 above shall be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer shall not be recognized by the Issuer or any other person as a Certificateholder for any purpose.

                  4. We agree that if we determine to Transfer any of the Certificates we will cause our proposed transferee to provide to the Issuer and the Certificate Registrar a letter substantially in the form of this letter.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,




                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

Securities To Be Purchased:
$          principal balance of Certificates

Annex A attached hereto lists the name of the account and principal balance of Certificates purchased for each account (if any) for which we are purchasing Certificates.

                                                                       EXHIBIT D


                [FORM OF INVESTMENT LETTER - CLASS D CERTIFICATES
                         QUALIFIED INSTITUTIONAL BUYER]


                                                                          [Date]


Ford Credit Auto Owner Trust 1999-B
   as Issuer
The Bank of New York
   as Owner Trustee and
   Certificate Registrar
101 Barclay Street
New York, New York  10286

            Re:  Ford Credit Auto Owner Trust 1999-B
                 Class D 8.00% Asset Backed Certificates
                 ---------------------------------------

Ladies and Gentlemen:

               In connection with our proposed purchase of the Class D 8.00% Asset Backed Certificates (the "Certificates") of Ford Credit Auto Owner Trust 1999-B (the "Issuer"), a trust formed by Ford Credit Auto Receivables Two L.P. (the "Depositor"), we confirm that:

               1. The undersigned agrees to be bound by, and not to resell, transfer, assign, participate, pledge or otherwise dispose of (any such act, a "Transfer") the Certificates except in compliance with, the restrictions and conditions set forth in the legend on the face of the Class D Certificates and under the Securities Act of 1933, as amended (the "Securities Act").

               2. We understand that no subsequent Transfer of the Certificates is permitted unless we cause our proposed transferee to provide to the Issuer, the Certificate Registrar and the Initial Purchaser a letter substantially in the form of this letter or Exhibit E to the Trust Agreement, as applicable, or such other written statement as the Depositor shall prescribe.

               3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act (a "QIB") and we are acquiring the Certificates for our own account or for a single account (which is a QIB) as to which we exercise sole investment discretion.

               4. We are not, and each account (if any) for which we are purchasing the Certificates is not, (A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (B) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (C) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (D) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or (E) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (E), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

               5. We are a person who is (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (iv) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more persons described in clauses (i) to (iii) above or clause (v) below has the authority to control all substantial decisions of the trust or (v) a person not described in clauses (i) to (iv) above whose ownership of the Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with a Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

               6. We understand that any purported Transfer of any Certificate (or any interest therein) in contravention of the restrictions and conditions above will be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer will not be recognized by the Issuer or any other person as a Certificateholder for any purpose.

   You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Securities To Be Purchased:
$          principal amount of Certificates

                                                                       EXHIBIT E


                [FORM OF INVESTMENT LETTER - CLASS D CERTIFICATES
                       INSTITUTIONAL ACCREDITED INVESTOR]



                                                                          [Date]


Ford Credit Auto Owner Trust 1999-B
   as Issuer
The Bank of New York
   as Owner Trustee and
   Certificate Registrar
101 Barclay Street
New York, New York  10286


            Re:  Ford Credit Auto Owner Trust 1999-B
                 Class D 8.00% Asset Backed Certificates

Ladies and Gentlemen:

        In connection with our proposed purchase of the Class D 8.00% Asset Backed Certificates (the "Certificates") of Ford Credit Auto Owner Trust 1999-B (the "Issuer"), a trust formed by Ford Credit Auto Receivables Two L.P. (the "Depositor"), we confirm that:


               1. The undersigned agrees to be bound by, and not to resell, transfer, assign, participate, pledge or otherwise dispose of (any such act, a "Transfer") the Certificates except in compliance with, the restrictions and conditions set forth in the legend on the face of the Class D Certificates and under the Securities Act of 1933, as amended (the "Securities Act").

               2. We understand that no subsequent Transfer of the Certificates is permitted unless we cause our proposed transferee to provide to the Issuer, the Certificate Registrar and the Initial Purchaser a letter substantially in the form of this letter or Exhibit D to the Trust Agreement, as applicable, or such other written statement as the Depositor shall prescribe.

               3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act (a "QIB") and we are acquiring the Certificates for our own account or for a single account (which is a QIB) as to which we exercise sole investment discretion.

               4. We are not, and each account (if any) for which we are purchasing the Certificates is not, (A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (B) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (C) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (D) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or (E) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause
        (E), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

               5. We are a person who is (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (iv) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more persons described in clauses (i) to (iii) above or clause (v) below has the authority to control all substantial decisions of the trust or (v) a person not described in clauses (i) to
        (iv) above whose ownership of the Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with a Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

               6. We understand that any purported Transfer of any Certificate (or any interest therein) in contravention of the restrictions and conditions above will be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer will not be recognized by the Issuer or any other person as a Certificateholder for any purpose.

        You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Securities To Be Purchased:
$        principal amount of Certificates

                                                                       EXHIBIT F


                   FORM OF RULE 144A TRANSFEROR CERTIFICATE -
                              CLASS D CERTIFICATES




                                                                          [Date]


The Bank of New York
     as Owner Trustee and
     Certificate Registrar
101 Barclay Street
New York, New York  10286

            Re:  Ford Credit Auto Owner Trust 1999-B
                 Class D 8.00% Asset Backed Certificates

Ladies and Gentlemen:

        This is to notify you as to the transfer of $ [*] in denomination of Class D 8.00% Asset Backed Certificates (the "Certificates") of Ford Credit Auto Owner Trust 1999-B (the "Issuer").

        The undersigned is the holder of the Certificates and with this notice hereby deposits with the Owner Trustee $ [*] in denomination of Certificates and requests that Certificates of the same class in the same aggregate denomination be issued, executed and authenticated and registered to the purchaser on , 199[ ], as specified in the Trust Agreement dated as of May 1, 1999 relating to the Certificates, as follows:

        Name:                          Denominations:
        Address:
        Taxpayer I.D.  No:

        The undersigned represents and warrants that the undersigned (i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A, (iii) if the purchaser has purchased the Certificates for an account for which it is acting as fiduciary or agent, such account is a qualified institutional buyer and (iv) the purchaser is acquiring Certificates for its own account or for an institutional account for which it is acting as fiduciary or agent.

                                            Very truly yours,

                                            [NAME OF HOLDER OF
                                              CERTIFICATES]



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:





[*] authorized denomination

                                                                       EXHIBIT G

                         [FORM OF CERTIFICATE OF TRUST]


                             CERTIFICATE OF TRUST OF
                       FORD CREDIT AUTO OWNER TRUST 1999-B

                  This Certificate of Trust of FORD CREDIT AUTO OWNER TRUST 1999-B (the "Trust"), dated as of May 1, 1999, is being duly executed and filed by The Bank of New York (Delaware), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee") and The Bank of New York, a New York banking corporation, as owner trustee (the "Owner Trustee"), to form a business trust under the Delaware Business Trust Act (12 Delaware Code, ss. 3801 et seq.) (the "Act").

                  1. Name. The name of the business trust formed hereby is FORD CREDIT AUTO OWNER TRUST 1999-B.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

                  3. Effective Date. This Certificate of Trust shall be effective on May 1, 1999.

                  IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written in accordance with Section 3811(a)(1) of the Act.

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Owner Trustee under a
                                            Trust Agreement dated as of May 1,
                                            1999

                                            By:
                                                ---------------------------
                                                Name:
                                                Title:

                                            THE BANK OF NEW YORK (DELAWARE),
                                            not in its individual capacity but
                                            solely as Delaware Trustee under a
                                            Trust Agreement dated as of May 1,
                                            1999

                                            By:
                                                ---------------------------
                                                Name:
                                                Title:

                                                                      APPENDIX A


                              Definitions and Usage

















                                 SEE TAB NO. 11